UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      March 1, 2007

KAL ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-97201	98-0360062
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

93-95 Gloucester Place London, United Kingdom	W1U 6JQ
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 (0) 20 7487-8426

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 amends and restates Item 9.01 of the Form 8-K Current Report filed by KAL Energy, Inc., a Delaware corporation (the “Company”) on March 7, 2007, in which the Company reported the adoption of its 2007 Stock Incentive Plan.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	2007 Stock Incentive Plan.*
10.2	Form of Stock Option Agreement (I) under the 2007 Stock Incentive Plan.*
10.3	Form of Stock Option Agreement (II) under the 2007 Stock Incentive Plan.*
10.4	Form of Restricted Stock Purchase Agreement under the 2007 Stock Incentive Plan.

* Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAL ENERGY, INC.

Date: May 8, 2007	By:	/s/ Cameron Reynolds
Cameron Reynolds
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	2007 Stock Incentive Plan.*
10.2	Form of Stock Option Agreement (I) under the 2007 Stock Incentive Plan.*
10.3	Form of Stock Option Agreement (II) under the 2007 Stock Incentive Plan.*
10.4	Form of Restricted Stock Agreement under the 2007 Stock Incentive Plan.

* Previously filed.